Filed pursuant to Rule 497
Registration File. No. 333-229782

CIM REAL ASSETS AND CREDIT FUND

SUPPLEMENT NO. 1 DATED AUGUST 27, 2020
TO THE PROSPECTUS DATED APRIL 30, 2020

This supplement contains information that amends, supplements or modifies certain information contained in the prospectus of CIM Real Assets & Credit Fund (the “Fund,” “we,” “us” or “our”) dated April 30, 2020 (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in our common shares of beneficial interest, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, fees and expenses. You should also carefully consider the “Risks” beginning on page 27 of the Prospectus before you decide to invest in our common shares of beneficial interest.

Determination of Repurchase Offer Amount

The second paragraph is hereby deleted and replace in its entirety, as follows:

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Common Shares on a pro rata basis. However, the Fund may accept all Common Shares tendered for repurchase by shareholders who own less than 100 Common Shares and who tender all of their Common Shares, before prorating other amounts tendered.